UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2018

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01                ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 15, 2018, Boston Omaha Corporation (the “Company”) completed the subsequent closing of its previously announced sale of Class A common stock, issuing 3,137,768 shares of Class A common stock (the “Subsequent Closing”). The Company received approximately $73,110,000 in gross proceeds from this sale of the Class A common stock in this Subsequent Closing. In an initial closing (the “Initial Closing”), as reported on the Company’s Current Report on Form 8-K and filed with the Securities and Exchange Commission on March 6, 2018, the Company sold 3,300,000 shares of Class A common stock and the Company received $76,890,000 in gross proceeds.

On February 22, 2018 the Company entered into that certain Class A Common Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company and certain purchasers thereto (collectively, the “Purchasers”) and filed the Purchase Agreement as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2018. In connection with the Initial Closing, the Company and the Purchasers also entered into a Registration Rights Agreement in the form attached as Annex I to the Purchase Agreement (the “Registration Rights Agreement”), and the Company granted the Purchasers the right to appoint up to two board observers in a letter agreement in the form attached as Annex II to the Purchase Agreement (the “Board Observer Letter”).

The foregoing description of the Purchase Agreement, the Registration Rights Agreement, and the Board Observer Letter are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Annexes thereto, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2018 and are incorporated herein by reference.

As part of the negotiations between the Purchasers and a special committee of independent directors of the Company’s Board of Directors, two of the Purchasers which have collectively acquired approximately 80% of the shares of Class A common stock under the Purchase Agreement (the “Restricted Shares”) and the Company have entered into a stockholders’ agreement dated as of May 15, 2018 (the “Stockholders Agreement”) which provides that, without the prior approval of the Company’s independent directors (as defined by NASDAQ), these two Purchasers will not, directly or indirectly, and will cause their affiliates not to, vote the Restricted Shares (or cause the Restricted Shares to be voted) in favor of any transaction that would result in these Purchasers or their affiliates beneficially owning all or substantially all of the common stock of the Company. In addition, the Stockholders Agreement restricts these Purchasers from directly or indirectly (without the approval of the Company’s independent directors) transferring the Restricted Shares to Alex B. Rozek, Adam K. Peterson or their affiliates. These restrictions expire on May 15, 2021 unless otherwise agreed by the Purchasers and the Company’s independent directors.

The foregoing description of the Stockholders Agreement is not complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 3.02               UNREGISTERED SALES OF EQUITY SECURITIES

The information contained in Item 1.01 is incorporated herein by reference.

As described in Item 1.01, on May 15, 2018, the Company issued and sold to the Purchasers in the Subsequent Closing 3,137,768 shares of Class A common stock for an aggregate purchase price of approximately $73,110,000, or $23.30 per share, pursuant to the Purchase Agreement. This issuance and sale is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof. The Purchasers represented to the Company that each is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Class A common stock is being acquired for investment purposes with no intention to distribute.

ITEM 7.01               REGULATION FD DISCLOSURE

On May 15, 2018, the Company issued a press release entitled “Boston Omaha Corporation Announces Sale of 3,137,768 Shares of Class A Common Stock Pursuant to the Recent Purchase Agreement.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release was also simultaneously filed on the Company’s website. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

                This communication contains forward-looking statements. Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “believe,” “will,” “should,” “would,” “could” and words of similar meaning. Statements that do not relate to historical or current fact, are examples of forward-looking statements. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. Further information on risks and uncertainties affecting the Company’s business are described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 30, 2018 and in any of the Company’s subsequently filed Form 10-Qs. Any forward-looking statement speaks only as of the date which it is made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(d)                      Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit

Number	Exhibit Title

10.1	Stockholders Agreement dated as of May 15, 2018 by and among Boston Omaha Corporation, Magnolia BOC I LP and Boulderado BOC, LP.

99.1	Press release, dated May 15, 2018, titled “Boston Omaha Corporation Announces Sale of 3,137,768 Shares of Class A Common Stock Pursuant to the Recent Purchase Agreement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION
(Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: May 15, 2018

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